Exhibit 10.7

OPTION AGREEMENT

This OPTION AGREEMENT (this “Agreement”) is made and entered into as of the 24th day of March, 2011 (“Effective Date”), by and between Supreme Indiana Operations, Inc., a Delaware corporation (“Seller”) and Barrett Gardner Associates, Inc. (“Purchaser”).

RECITALS:

A.            Seller holds record title to that certain tract of land located in Moreno Valley, Riverside County, California, being more particularly described in Exhibit A attached hereto and the improvements located thereon (the “Option Parcel”) following a merger between Seller and Supreme Properties West, Inc.

B.            Purchaser desires to purchase the Option Parcel, and Seller desires to sell the Option Parcel to Purchaser upon the terms, covenants, and conditions set forth in this Agreement.

AGREEMENTS:

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and subject to all of the following terms, provisions and conditions, Seller and Purchaser agree as follows:

1.             Upon the terms and conditions set forth in this Agreement, in consideration for payment of the Option Fee (hereinafter defined), Seller hereby grants to Purchaser, or its designees, the right to purchase all of the Option Parcel (the “Option”).  The closing of the sale of the Option Parcel (the “Closing”) to Purchaser must occur on or before April 29, 2011 (the “Closing Date”), unless extended by mutual agreement of the parties hereto with the consent of Chase (as defined below).  Notwithstanding the foregoing, Purchaser has the right to extend the Closing Date by up to ninety (90) days upon written notice to Seller delivered prior to the originally-scheduled Closing Date if Purchaser is not able to obtain financing by the originally-scheduled Closing Date.

2.             The purchase price for the Option Parcel (“Purchase Price”) shall be based on its appraised value of $4,100,000, of which a minimum of $3,100,000 shall be payable in cash at Closing (the “Cash Portion”), and the balance shall be non-cash consideration in the form of an equity interest granted to Seller at Closing in the purchaser entity, upon terms determined to be fair to Seller pursuant to a fairness opinion to be issued by an independent investment banker engaged by Seller (the “Consultant”).  Seller shall bear the closing costs associated with the sale of the Option Parcel to Purchaser.

3.             In consideration for the Option, Purchaser shall pay for the benefit of Seller on the Effective Date by wire transfer of immediately available federal funds to JPMorgan Chase Bank, N.A., a national banking association (“Chase”), the sum of $100,000 (the “Option Fee”), which Option Fee shall be held by Chase in escrow to be applied to the Cash Portion of the Purchase Price at Closing.  Purchaser acknowledges that the Option Fee must be wired to Chase prior to the closing of the amendment to the Credit Facility (as defined below).

4.             Purchaser acknowledges that pursuant to the existing credit facility (the “Credit Facility”) between Chase and Seller, Chase has the right to approve the terms of the sale of the Option Parcel to Purchaser.  If Chase does not approve the terms, then (a) Seller has no obligation to sell the Option Parcel to Purchaser and Purchaser has no obligation to purchase the Option Parcel, and (b) Seller shall refund the Option Fee to Purchaser.  If Closing does not occur for any reason other than Purchaser’s non-performance or inability to obtain funds in the amount of the Cash Portion of the Purchase Price by the closing date, then Seller shall refund the Option Fee to Purchaser.  Any obligation by Seller to refund the Option Fee to Purchaser shall be subordinate to Seller’s obligations under the Credit Facility

5.             At Closing, Seller will enter into a twenty year lease with Purchaser in which Seller leases the entire Option Parcel from Purchaser in an arms length lease transaction on terms determined to be fair to Seller pursuant to a fairness opinion to be issued by the Consultant.  Prior to the Closing, Purchaser and Seller shall enter into a purchase and sale agreement governing the sale of the Option Parcel and a lease, both of which shall incorporate the terms set forth in the fairness opinions issued by Consultant.

6.             Purchaser shall have the right to assign its rights and obligations under this Agreement upon written notice to Seller delivered at least five (5) days before Closing provided that the assignee expressly assumes Purchaser’s obligations under this Agreement.

7.             The illegality, invalidity or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

8.             Any notice, demand or other communication required to be given or to be served upon any party hereunder shall be void and of no effect unless given in accordance with the provisions of this section.  All notices, demands or other communications must be in writing and delivered to the person to whom it is directed, either (i) in person or (ii) delivered by a reputable non-electronic delivery service that provides a delivery receipt.  Any notice, demand or other communication shall be deemed to have been given and received when delivered to the below stated address of the party to whom it is addressed.  All notices, demands and other communications shall be given to the parties hereto at the following addresses:

If to Seller:	Supreme Indiana Operations, Inc.
2581 Kercher Road
Goshen, Indiana 46528
Attn: Jeff Mowery

with a copy to:	Haynes and Boone, LLP
2323 Victory Avenue, Suite 700
Dallas, Texas 75219
Attn: Paul Amiel

If to Purchaser:	Barrett Gardner Associates, Inc.
636 River Road
P. O. Box 6199,
Fair Haven, New Jersey 07704
Attn: Ann C. W. Green, Vice President

Any party entitled to receive notices hereunder may change the address for notice specified above by giving the other party ten days’ advance written notice of such change of address.

9.             This Agreement may not be amended except by written document signed by Seller and Purchaser, is binding on the parties hereto and their respective successors and permitted assigns subject to Section 5.

10.           The prevailing party in any legal proceeding regarding this Agreement shall be entitled to recover from the other party all reasonable attorneys’ fees and costs incurred in connection with such proceeding.

11.                                 Time is of the essence of this Agreement.

12.           This Agreement may be executed in multiple counterparts, and all such multiple counterparts will constitute but one and the same instrument.

REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGE(S) FOLLOWS.

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of date first above written.

SELLER:

SUPREME INDIANA OPERATIONS, INC.

By:	/s/ Kim Korth

Printed:	Kim Korth

Title:	President and Chief Executive Officer

PURCHASER:

BARRETT GARDNER ASSOCIATES, INC.

By:	/s/ Ann C.W. Green

Printed:	Ann C.W. Green

Title:	Secretary

EXHIBIT A

to

Option Agreement

PARCEL 1:

THAT PORTION OF LOT 2 OF BLOCK 13 OF THE ALESSANDRO TRACT, IN THE CITY OF MORENO VALLEY, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 6 PAGE 13 OF MAPS, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF SAID LOT 2 ALONG THE SOUTH LINE OF THE NORTHERLY RECTANGULAR 60.00 FEET CONVEYED TO THE COUNTY OF RIVERSIDE PER INSTRUMENT NO. 65695, RECORDED JUNE 18, 1971, SAID POINT ALSO SHOWN AS THE NORTHEAST CORNER OF SAID LOT AND DESCRIBED WITH A “FOUND 1” I.P. AND PLASTIC PLUG RCE 13116.. . “ON RECORD OF SURVEY RECORDED IN BOOK 84 PAGE 1, RECORDS OF RIVERSIDE COUNTY CALIFORNIA;

THENCE SOUTH 88° 42’ 32” WEST ALONG THE NORTH LINE OF SAID LOT AS SHOWN ON SAID RECORD OF SURVEY A DISTANCE OF 495.56 FEET; THENCE SOUTH 01° 17’ 29” EAST A DISTANCE OF 80.00 FEET; THENCE SOUTH 56° 38’ 33” WEST A DISTANCE OF 161.29 FEET; THENCE SOUTH 00° 12’ 45” WEST A DISTANCE OF 424.18 FEET; THENCE NORTH 88° 43’ 24” EAST A DISTANCE OF 627.22 FEET TO A POINT ALONG THE EAST LINE OF SAID LOT 2; THENCE NORTH 0° 16’ 40” EAST ALONG SAID EAST LINE A DISTANCE OF 590.05 FEET TO THE POINT OF BEGINNING AND THE END OF THIS DESCRIPTION.

SAID DESCRIPTION IS ALSO KNOWN AS PARCEL 1 OF PARCEL MAP WAIVER/CERTIFICATE OF COMPLIANCE NO. 2114, RECORDED JUNE 23, 1995 AS INSTRUMENT NO. 204095 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

PARCEL 2:

THAT PORTION OF LOT 2 OF BLOCK 13 OF THE ALESSANDRO TRACT, IN THE CITY OF MORENO VALLEY, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 6 PAGE 13 OF MAPS, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE EAST LINE OF SAID LOT 2 ALONG THE SOUTH LINE OF THE NORTHERLY RECTANGULAR 60.00 FEET CONVEYED TO THE COUNTY OF RIVERSIDE AS INSTRUMENT NO. 65695, RECORDED JUNE 18, 1971, SAID POINT ALSO SHOWN AS THE NORTHEAST CORNER OF SAID LOT AND DESCRIBED WITH A “FOUND 1” I.P. AND PLASTIC PLUG RCE 13116. . “ON RECORD OF SURVEY RECORDED IN BOOK 84 PAGE 1, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

THENCE SOUTH 88° 42’ 32” WEST ALONG THE NORTH LINE OF SAID LOT AS SHOWN ON SAID RECORD OF SURVEY A DISTANCE OF 495.56 FEET; THENCE SOUTH 01° 17’ 29” EAST A DISTANCE OF 80.00 FEET; THENCE SOUTH 56° 38’ 33” WEST A DISTANCE OF 161.29 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 0° 12’ 45” WEST A DISTANCE OF 424.18 FEET; THENCE NORTH 88° 43’ 24” EAST A DISTANCE OF 627.22 FEET TO A POINT ON THE EAST LINE OF SAID LOT 2; THENCE SOUTH 00° 16’ 40” WEST ALONG SAID EAST LINE A DISTANCE OF 656.41 FEET TO THE SOUTHEAST CORNER OF SAID LOT 2; THENCE SOUTH

89° 44’ 11” WEST ALONG THE SOUTH LINE OF SAID LOT 2 A DISTANCE OF 698.00 FEET TO A POINT LYING 624.81 FEET FROM THE SOUTHWEST CORNER OF SAID LOT 2, AS MEASURED ALONG SAID SOUTH LINE; THENCE NORTH 01° 11’ 00” WEST A DISTANCE OF 613.83 FEET; THENCE NORTH 88° 43’ 24” EAST A DISTANCE OF 39.84 FEET; THENCE NORTH 00° 26’ 21” WEST A DISTANCE OF 455.44 FEET; THENCE SOUTH 89° 47’ 15” EAST A DISTANCE OF 52.02 FEET TO THE POINT OF BEGINNING AND THE END OF THIS DESCRIPTION.

SAID DESCRIPTION IS ALSO KNOWN AS PARCEL 4 OF PARCEL MAP WAIVER/CERTIFICATE OF COMPLIANCE NO. 2114, RECORDED JUNE 23, 1995 AS INSTRUMENT NO. 204095 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

PARCEL 3:

AN UNDIVIDED 2/3RDS INTEREST IN AND TO THE FOLLOWING DESCRIBED PROPERTY:

THAT PORTION OF LOT 2 OF BLOCK 13 OF THE ALESSANDRO TRACT, IN THE CITY OF MORENO VALLEY, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 6 PAGE 13 OF MAPS, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE EAST LINE OF SAID LOT 2 ALONG THE SOUTH LINE OF THE NORTHERLY RECTANGULAR 60.00 FEET CONVEYED TO THE COUNTY OF RIVERSIDE, AS INSTRUMENT NO. 65695 RECORDED JUNE 18, 1971, SAID POINT ALSO SHOWN AS THE NORTHEAST CORNER OF SAID LOT AND DESCRIBED WITH A “FOUND 1” I.P. AND PLASTIC PLUG RCE 13116. . “ON RECORD OF SURVEY RECORDED IN BOOK 84 PAGE 1, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

THENCE SOUTH 88° 42’ 32” WEST ALONG THE NORTH LINE OF SAID LOT AS SHOWN ON SAID RECORD OF SURVEY A DISTANCE OF 495.56 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 01° 17’ 29” EAST A DISTANCE OF 80.00 FEET; THENCE SOUTH 56° 38’ 33” WEST A DISTANCE OF 161.29 FEET; THENCE NORTH 89° 47’ 15” WEST A DISTANCE OF 52.02 FEET; THENCE NORTH 47° 36’ 28” EAST A DISTANCE OF 170.77 FEET; THENCE NORTH 01° 17’ 29” WEST A DISTANCE OF 52.00 FEET TO A POINT ON SAID NORTH LINE; THENCE NORTH 88° 42’ 32” EAST ALONG SAID NORTH LINE A DISTANCE OF 60.00 FEET TO THE POINT OF BEGINNING AND THE END OF THIS DESCRIPTION.

SAID DESCRIPTION IS ALSO KNOWN AS PARCEL A OF PARCEL MAP WAIVER/ CERTIFICATE OF COMPLIANCE NO. 2114, RECORDED JUNE 23, 1995 AS INSTRUMENT NO. 204095 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.